Subsequent Events	12 Months Ended
Dec. 31, 2017
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Subsequent Events

Note 28. Subsequent Events

On March 9, 2018, the Company’s Board of Directors approved the payment of a cash dividend in the equivalent amount of Ps. 3.35 per share, to be paid in two equal installments as of May 3, 2018 and November 1, 2018.

On April 10, 2018 we entered into certain bank loans in Mexican pesos for an aggregate principal amount of Ps.10,100 million